UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Eldorado Resorts, Inc.

(Exact Name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Eldorado Resorts, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 29, 2020.

On June 29, 2020, American Election Services, LLC (“AES”), the independent inspector of elections for the Annual Meeting, delivered a report of the final voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting. Present at the Annual Meeting, either in person or by proxy, were holders of 62,259,666 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the Annual Meeting, the Company’s stockholders considered three proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 19, 2020 (the “Proxy Statement”).

The tabulation from AES of the voting results for the election of directors and other proposals submitted to a vote at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The stockholders elected the Company’s nominees to the Board of Directors of the Company (the “Board”). The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary L. Carano	48,386,369	284,636	13,588,661
Bonnie Biumi	48,463,652	207,353	13,588,661
Frank J. Fahrenkopf	39,038,149	9,632,856	13,588,661
James B. Hawkins	48,224,288	446,717	13,588,661
Gregory J. Kozicz	48,219,204	451,801	13,588,661
Michael E. Pegram	48,219,624	451,381	13,588,661
Thomas R. Reeg	48,461,371	209,634	13,588,661
David P. Tomick	44,129,200	4,541,805	13,588,661
Roger P. Wagner	43,885,484	4,785,521	13,588,661

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum was present.

Proposal 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

The stockholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
61,639,704	513,969	105,993	0

The foregoing Proposal 2 was approved.

Proposal 3: “Say-on-pay” non-binding advisory vote

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
47,780,831	757,931	132,243	13,588,661

The foregoing Proposal 3 was approved.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	ELDORADO RESORTS, INC.

	By:	/s/ Thomas R. Reeg
	Name:	Thomas R. Reeg
	Title:	Chief Executive Officer